Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
    This FIRST AMENDMENT to the Credit Agreement referred to below, dated as of November 5, 2021 (this “Amendment”), by and among MSGN Holdings, L.P., a Delaware limited partnership (the “Company”), the Guarantors and the Lenders (each as defined in the Credit Agreement (defined below)), and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement, as amended hereby.
RECITALS
    WHEREAS, the Company, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 11, 2019 (together with all exhibits and schedules attached thereto, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
    WHEREAS, the Company and the Administrative Agent have each requested that certain amendments be made to the Credit Agreement, and the Company, the Administrative Agent and the Lenders party to this Amendment, which Lenders constitute the Required Lenders as of immediately prior to the First Amendment Effective Date (as defined below), have agreed to make such amendments on the terms and conditions set forth herein;
    NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is, effective as of the First Amendment Effective Date, hereby amended as set forth below:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment to Credit Agreement” means that certain First Amendment to Credit Agreement, dated as of November 5, 2021, by and among the Company, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.
“MSGE” means Madison Square Garden Entertainment Corp., a Delaware corporation.
“Payment” has the meaning set forth in Section 9.13(a).
“Payment Notice” has the meaning set forth in Section 9.13(b).
(b)Clause (D) of Section 7.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(D) commencing with the Quarter ending December 31, 2019, hold quarterly informational conference calls with the Lenders; provided that such conference calls shall not be required as long as (x) the Parent has registered or publicly traded equity securities outstanding or (y) (i) the Parent is a direct wholly owned Subsidiary of MSGE, (ii) MSGE has registered or publicly traded equity securities outstanding, and (iii) MSGE holds a public quarterly earnings call that includes a discussion of the results of the financial reporting segment that includes the business of the Parent and its consolidated Subsidiaries; and”
(c)Clause (D) of Section 7.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(D) commencing with the year ending June 30, 2020, hold annual informational conference calls with the Lenders; provided that such conference calls shall not be required as long as (x) the Parent has registered or publicly traded equity securities outstanding or (y) (i) the Parent is a direct wholly owned Subsidiary of MSGE, (ii) MSGE has registered or publicly traded equity securities outstanding, and (iii) MSGE holds a public quarterly earnings call that includes a discussion of the results of the financial reporting segment that includes the business of the Parent and its consolidated Subsidiaries; and”
(d)A new Section 9.13 is hereby added at the end of Article IX of the Credit Agreement as follows:
“Section 9.13    Erroneous Payments. (a) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the New York Fed Bank Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 9.13 shall be conclusive, absent manifest error.

(b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the New York Fed Bank Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c) The Company and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company or any other Loan Party.
(d) Each party’s obligations under this Section 9.13 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.”

2.Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction (or written waiver) of the following conditions (the date of satisfaction or written waiver of such conditions being referred to herein as the “First Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Lenders constituting the Required Lenders as of immediately prior to the First Amendment Effective Date either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment.

(b)The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of the First Amendment Effective Date (or true and correct in all material respects as of a specified date, if earlier).
(c)At the time of and immediately after effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.

3.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent that, as of the date hereof:
(a)this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (iii) implied covenants of good faith and fair dealing and (iv) any foreign laws, rules and regulations as they relate to pledges of Equity Interests of Foreign Subsidiaries that are not Loan Parties; and
(b)the execution, delivery and performance by each Loan Party of this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation applicable to the Company or any Guarantor, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of the Company or any Guarantor, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Company or any Guarantor is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or this clause (ii) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company or any Guarantor, other than the Liens permitted under Section 7.16 of the Credit Agreement, other than Liens created by the Loan Documents.

(c)At the time of and immediately after effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.Reaffirmation; Reference to and Effect on the Loan Documents.
(a)From and after the First Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Credit Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

(b)The Loan Documents, and the obligations of the Company and the Guarantors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)The Company and each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan

Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents, (iv) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (v) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Obligations, and (vi) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations. Each Guarantor hereby reaffirms its obligations under the Guaranty and agrees that its obligation to guarantee the Obligations is in full force and effect as of the date hereof.

(d)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e)In the event of any conflict between the terms of this Amendment and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
5.Costs and Expenses. The Company agrees to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.Indemnification. The Company hereby confirms that the indemnification and expense reimbursement provisions set forth in Section 10.04 of the Credit Agreement, as amended by this Amendment, shall apply to this Amendment and the transactions contemplated hereby, as if set forth in full herein.
7.Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the other Loan Parties and the Administrative Agent. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
8.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.
(a)This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.13 AND 10.14 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
9.Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
10.Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment to Credit Agreement as of the date first written above.

MSGN HOLDINGS, L.P., as the Company
By: MSGN EDEN, LLC, as its General Partner
By:    /s/ Philip D’Ambrosio
Name: Philip D’Ambrosio
Title: Senior Vice President and Treasurer
MSGN EDEN, LLC, as a Guarantor
By:    /s/ Philip D’Ambrosio
Name: Philip D’Ambrosio
Title: Senior Vice President and Treasurer
REGIONAL MSGN HOLDINGS LLC, as a Guarantor
By:    /s/ Philip D’Ambrosio
Name: Philip D’Ambrosio
Title: Senior Vice President and Treasurer
MSGN INTERACTIVE, LLC,
MSGN PUBLISHING, LLC,
MSGN SONGS, LLC,
SPORTSCHANNEL ASSOCIATES,
THE 31st STREET COMPANY, L.L.C., as Guarantors

By: MSGN EDEN, LLC, as the General Partner of MSGN Holdings L.P.
By:    /s/ Philip D’Ambrosio
Name: Philip D’Ambrosio
Title: Senior Vice President and Treasurer

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent
By:    /s/ Louis Salvino
Name: Louis Salvino
Title: Vice President

JPMORGAN CHASE BANK, N.A., as L/C Issuer, Swing Line Lender and Lender
By:    /s/ Louis Salvino
Name: Louis Salvino
Title: Vice President
[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Bank of America, N.A.,
as a Lender and L/C Issuer

By:    /s/ Laura L. Olson
Name: Laura L. Olson
Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

MUFG Bank, Ltd.,
as a Lender

By:    /s/ Joe Sin
Name: Joseph Sin
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

MUFG Union Bank, N.A.,
as a Lender

By:    /s/ Joe Sin
Name: Joseph Sin
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Michelle Phillips
Name: Michelle C. Phillips
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Wells Fargo Bank, N.A.,
as a Lender

By:    /s/ Farzad Sanei
Name: Farzad Sanei
Title: Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Brook Miller
Name: Brook Miller
Title: Executive Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

TD Bank, N.A.,
as a Lender

By:    /s/ Zachary Dziama
Name: Zachary Dziama
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

U.S. Bank National Association,
as a Lender

By:    /s/ Steven Correll
Name: Steven J. Correll
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

City National Bank,
as a Lender

By:    /s/ Edwin Vanderhoof
Name: Edwin Vanderhoof
Title: RM - SVP

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Goldman Sachs Bank USA,
as a Lender

By:    /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Citizens Bank, N.A.,
as a Lender

By:    /s/ Ray Gobran
Name: Ray Gobran
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Crédit Industriel et Commercial, New York Branch,
as a Lender

By:    /s/ Brian Moriarty
Name: Brian Moriarty
Title: Vice President

By:    /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

BankUnited, N.A.,
as a Lender

By:    /s/ Christine Gerula
Name: Christine Gerula
Title: SVP

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

TriState Capital Bank,
as a Lender

By:    /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

TRUIST BANK,
as a Lender

By:    /s/ Cynthia W. Burton
Name: Cynthia Burton
Title: Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]